HIGHWOODS PROPERTIES, INC.
LIMITED POWER OF ATTORNEY

	The undersigned hereby appoints Jeffrey D. Miller, Willis B. Howard each of them singly, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described to:

A.	Prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the Securities and Exchange Commission (the "SEC") a Form ID,
including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities and
Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation of the SEC;

B.	Prepare, execute, acknowledge, deliver and file such Forms 3, 4 and 5
(including any amendments thereto) with respect to the securities (including derivative securities) of Highwoods Properties, Inc. (the "Company") with the SEC as considered necessary or advisable under Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder, as amended from time to time;

C.	Seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

D.	Perform any and all other acts which in the discretion of such attorney-in-fact are necessary or advisable for and on behalf of the undersigned in connection with the foregoing, and the undersigned hereby ratifies any such action taken by such attorney-in-fact for all purposes.

The undersigned acknowledges that:

A.	This Limited Power of Attorney authorizes, but does not require, such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information;

B.	Any documents prepared and/or executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion deems necessary or advisable;



C.	Neither the Company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange
Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

D.	This Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

This Limited Power of Attorney shall remain in full force and effect until revoked in writing.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this _3rd_ day of February 2009.


												                                 David J. Hartzell